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The Huntington National Bank
PO Box 155B
Columbus, Ohio 43216

Direct Telephone Number


614- 480-4893

[LOGO]

                                   February 4, 1997

Mr. Duane Egeland, CFO
Dynacraft Golf Products, Inc.
98 James Street
Newark, OH 43055

Dear Duane:

I am pleased to inform you that The Huntington National Bank (the "Bank") has approved and is willing to commit to the extension of the following credit facility for Dynacraft Golf Products, Inc. (the "Borrower"). Please note that this commitment is subject to the terms and conditions outlined below and the execution of documentation acceptable to the Bank and its attorneys.

Borrower:          Dynacraft Golf Products, Inc.

Co-Borrowers:      Pal Joey Custom Golf, Inc.
                   Diamond Golf International Limited

Guarantors:        Joseph A. Altomonte, Sr.
                   Joseph A. Altomonte, Jr.

Amount and Type:   Standby letter of credit up to the lesser of 57,000 BRITISH
                   POUNDS or $93,OOO. The letter of credit is to be used to facilitate the acquisition of a loan for Co-Borrower
                   (Diamond Golf) from Lloyds Bank, the proceeds of which are to be used to reduce the principal balance on the existing term note in the original amount of $1,860,315 extended to Dynacraft Golf Products, Inc.

Advance Rate:      The outstanding balance of the letter of credit is to be
                   added to the "Term Loan Outstanding Balance" for the purpose of calculating Dynacraft's borrowing certificates.

Commission Rate:   One and one half percent (1.50%) per annum, subject to a
                   minimum annual commission charge of $300.

Repayment Schedule:     The commission charge is to be paid semi-annually, and
                        the balance of the letter of credit is to semi-annually be reduced by 1/6th of the original amount of the letter of credit.


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Dynacraft Golf Products, Inc.
February 4, 1997



Expiration Date:   Three (3) years after closing.

Collateral:        Cross-collateralized and cross-defaulted with the existing term note in the original amount of $1,860,315 extended to Dynacraft Golf Products, Inc.

Other Fees:        The letter of credit will be subject to an issuance fee of
                   $100. In addition, Borrower is to reimburse HNB for any other expenses incurred in connection with the documentation and/or issuance of the proposed letter of credit.


Please note that this commitment will expire and become null and void unless accepted by the appropriate parties prior to February, 28, 1997. Please indicate your acceptance by having the appropriate parties sign at the spaces indicated on the following page and returning this letter to my attention. If this commitment is allowed to expire, Bank will be under no obligation to renew or extend it. FOLLOWING THE ACCEPTANCE OF THIS COMMITMENT, BORROWER WILL BE REQUIRED TO REIMBURSE BANK FOR ANY REASONABLE EXPENSES INCURRED IN CONNECTION WITH THE DOCUMENTATION OF THIS CREDIT FACILITY EVEN IN THE EVENT THAT THE TRANSACTION IS NOT CONSUMMATED.


Please contact me at 614-480-4893 with any questions or comments.



Sincerely,
/s/ Thomas Myers
----------------
Thomas Myers
Vice President


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Dynacraft Golf Products, Inc.
February 4, 1997



                                      ACCEPTANCE

I have read this commitment and agree to be bound by its terms and conditions.

BORROWER
Dynacraft Golf Products, Inc.


By:/s/ Joseph Altomonte, Jr.                               2/7/97
   --------------------------                              ------
    Joseph Altomonte, Jr., CEO                             Date


CO-BORROWER
Pal Joey Custom Golf, Inc.


By:/s/ Joseph Altomonte, Jr.                               2/7/97
   --------------------------                              ------
    Joseph Altomonte, Jr., President                       Date


CO-BORROWER
Diamond Golf International Limited


By:/s/ Joseph Altomonte, Jr.                               2/7/97
   --------------------------                              ------
    Joseph Altomonte, Jr                                   Date

GUARANTOR

/s/ Joseph Altomonte, Sr.                                  2/7/97
   --------------------------                              ------
    Joseph Altomonte, Sr.                                  Date


GUARANTOR

/s/ Joseph Altomonte, Jr.                                  2/7/97
--------------------------                                 ------
Joseph Altomonte, Jr.                                      Date



    International Division
    S.W.I.F.T.     Address
    HUNTUS33 Telex 245-475

CABLE CONFIRMATION


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The Huntington National Bank
International  Operations
41 South High Street
Columbus, OH 43215


Irrevocable Standby Letter of Credit 106884  April 15, 1997

LLOYDS BANK PLC
1 Beach Road
Littlehampton
West Sussex BN17 5HY
England

Beneficiary:
LLOYDS BANK PLC
1 Beach Road
Littlehampton
West Sussex BN17 5HY
England


Gentlemen:

We hereby issue our Irrevocable Standby Letter of Credit 106884 in your favor for the account of DYNACRAFT GOLF PRODUCTS, INC., PAL JOEY CUSTOM, INC. AND DIAMOND GOLF INTERNATIONAL LTD., 98 JAMES STREET, NEWRK, OH 43055, up to an aggregate amount of GBP 58,000.00 available by your draft(s) at sight drawn on The Huntington National Bank Columbus, OH.

Drafts to be accompanied by the following document(s):

+Beneficiary signed statement that Diamond Golf International
Limited has created or caused to be created a payment default per the terms of an Agreement dated March, 19978 between Beneficiary and Diamond Golf International Limited."

Amount is to be reduced in accordance with the following schedule, showing amount available for drawing hereunder:
From 4/14/97    to   7/31/97,  inclusive                58,000 GBP
From 8/01/97    to   7/31/97,  inclusive                53,167 GBP
From 11/01/97  to  1/31/98,  inclusive                 48,333 GBP
From 2/01/97    to   4/30/98,  inclusive               43,500 GBP
From 5/01/97    to   7/31/98,  inclusive               38,667 GBP
From 8/01/97    to    10/31/98,  inclusive              33,833 GBP
From 11/01/97  to    1/31/99,  inclusive                29,000 GBP
From 2/01/97    to    4/30/99,  inclusive               24,167 GBP
From 5/01/97    to    7/31/99,  inclusive               19,333 GBP


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    International Division
    S.W.I.F.T.     Address
    HUNTUS33 Telex 245-475





The Huntington National Bank
International  Operations
41 South High Street
Columbus, OH 43215

Irrevocable Standby Letter of Credit 106884  April 15, 1997

From 8/01/97    to    10/31/99,  inclusive               14,500 GBP
From 11/01/97    to   1/31/00,  inclusive                9,667 GBP
From 2/01/97    to    4/30/00, inclusive                4,833 GBP
Expiration Date - 5/01/00

Claims and reimbursements via Swift/Telex are permitted.

Draft(s) must be marked "Drawn under the Huntington National Bank
Credit No. 106884 dated April 15, 19978.

We hereby agree with you that the drafts drawn under and in compliance with the terms of this credit will be duly honored by us upon presentation at the office on or before May 1, 2000.

Except as otherwise expressly stated herein, this letter of Credit is subject to the uniform Customs and Practices for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500,


                                  The Huntington National Bank

                                  /s/ C Simpsom
                                  -------------
                                    Authorized Signature


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